SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934

           Date of Report (date of earliest event reported): July 1998

                             BIOPHARMACEUTICS, INC.
             (Exact name of Registrant as specified in its Charter)

                  DELAWARE              1-9370                     13-3186327
              (State or other       (commission File Number)   (I.R.S Employer
                jurisdiction of                                 I.D. Number)
                incorporation)

              990 Station Road
             Bellport, New York                          11713
         Address of principal executive offices)       (Zip Code)
Registrant's telephone number, including area code:(516-286-5800)

                                    N/A
     (Former name or former address, if changed since last report.)

ITEM 5.           Other Material Events

     On July 29, 1998 Mr. Edward Fine President and Chief Executive Officer resigned from the Company. He was replaced on an interim basis by Mr. Jonathan Rosen, a current member of the Board of Directors. Mr. Fine has agreed to remain with the Company as a consultant . EXHIBIT INDEX

                  Current Report on Form 8-K

                             of

                   Biopharmaceutics, Inc.

                  Date of Report: August 11, 1998


  Exhibit:



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BIOPHARMACEUTICS, INC.
                                                     (Registrant)



                                           By: /s/  Jonathan Rosen
                                                 Jonathan Rosen
                                         President, Chief Executive Officer


Dated:  August 11, 1998